EXHIBIT 10.46


                                   AMENDMENT 2

                         to Sponsored Research Agreement


This Amendment ("Amendment 2") to the Sponsored Research Agreement ("Agreement"), effective July 1, 1997, by and between National Jewish Medical and Research Center ("National Jewish") and Aeolus Pharmaceuticals, Inc. ("Sponsor"), shall be effective as of July 1, 1999. The Agreement was previously amended by Amendment 1 ("Amendment 1"), which was effective as of July 1, 1998.

The parties agree to modify the Agreement as follows, all other terms of the Agreement shall remain effective.

Paragraph 2 of Amendment 1 is superseded and replaced by Paragraph 2 of the Agreement.

Paragraph 4 of the Agreement is replaced in its entirety by the following.

4.       Payment of Costs
         ----------------

         In consideration of National Jewish's performance hereunder, Sponsor agrees to support National Jewish's costs incurred in performance of the research in an amount not to exceed $400,000 for the period from July 1, 1997 through June 30, 1998; $400,000 for the period from July 1, 1998 through June 30, 1999; and $300,000 for the period from July 1, 1999 through June 30, 2000, which amount shall not be exceeded unless mutually agreed upon in writing by Sponsor and National Jewish. Sponsor shall make payments to National Jewish according to the following schedule. For the first year, Sponsor paid $100,000 upon or before the execution of the Research Agreement; and additional payments of $100,000 on or before September 30, 1997, December 31, 1997 and March 30, 1998. During the second year of the research program, Sponsor paid $100,000 upon execution of Amendment 1 and $100,000 on or before October 1, 1998, January 4, 1999 and April 1, 1999, for support of work performed by Dr. Day and Dr. Chang. During the third year of the research program, Sponsor will pay $75,000 upon execution of this Amendment 2 for work performed by Dr. Crapo, and will make additional payments while this Agreement is in effect of $75,000 on or before October 1, 1999, January 2, 2000 and April 1, 2000 for support of work performed by Dr. Crapo. Notwithstanding the foregoing, the amount of the payments may be changed upon mutual agreement by Sponsor and National Jewish.

Paragraph 5 of Amendment 1 is superseded and replaced by Paragraph 5 of the Agreement.

Paragraph 6 of Amendment 1 is superseded and replaced by Paragraph 6 of the Agreement.

Paragraph 7 of Amendment 1 is superseded and replaced by Paragraph 7 of the Agreement.

Paragraph 8(a) of Amendment 1 is superseded and replaced by Paragraph 8(a) of the Agreement.
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Paragraph 8(b) of Amendment 1 is superseded and replaced by Paragraph 8(b) of the Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement, and hereby reaffirm all other provisions of the Agreement, by their duly authorized officers or representatives.

NATIONAL JEWISH MEDICAL AND                       AEOLUS PHARMACEUTICALS, INC.
   RESEARCH CENTER


By: /s/ Diane M. Sullivan                         By: /s/ Richard W. Reichow
    -------------------------                         --------------------------

Name: Diane Sullivan                                  Name: Richard W. Reichow
      --------------------                                  --------------------

Title: Manager, Research Administration           Title: Senior VP & CFO
       ---------------------------------------           ----------------------

Date:  8/16/99                                    Date: July 16, 1999
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PRINCIPAL INVESTIGATOR

By: /s/ James D. Crapo
    ----------------------
    Dr. James D. Crapo

Title: Principal Investigator
       -----------------------------

Date: 8/12/99
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